                                                           Draft of June 1, 1999
                                                           ---------------------
==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 May 28, 1999
                                Date of Report
                       (Date of earliest event reported)

                           ________________________

                          SKYTEL COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

                           ________________________

         Delaware                  0-17316                  64-05-18209
(State of incorporation)   (Commission file number)        (IRS employer
                                                       identification number)
                           ________________________


       200 South Lamar Street, SkyTel Centre, Jackson, Mississippi 39201
         (Address of principal executive offices, including zip code)


                                (601) 944-1300
             (Registrant's telephone number, including area code)


==============================================================================
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Item 5.   Other Events.

     SkyTel Communications, Inc., a Delaware corporation ("SkyTel"), has entered into an Agreement and Plan of Merger, dated as of May 28, 1999 (the "Merger Agreement"), with MCI WorldCom, Inc., a Georgia corporation ("WorldCom"), and Empire Merger Inc., a Delaware corporation and a wholly owned subsidiary of WorldCom ("Sub"). Pursuant to the Merger Agreement, SkyTel will be merged with and into Sub (the "Merger"). The Merger is expected to be (i) accounted for under the pooling-of-interests method and (ii) a "reorganization" under the Internal Revenue Code of 1986, as amended.

     In the Merger, each share of SkyTel's common stock, issued and outstanding immediately prior to the consummation of the Merger (the "Effective Time"), other than shares owned by SkyTel, Sub or WorldCom, will be converted into the right to receive 0.25 shares of WorldCom common stock (the "Exchange Ratio"), so long as the weighted average trading price for WorldCom common stock is greater than $80.00 per share during the 20 trading days ending three trading days prior to the Effective Time. If the weighted average trading price of WorldCom common stock is between $72.00 and $80.00 per share, the Exchange Ratio will be increased to the number of WorldCom common shares equal to $20.00 divided by the weighted average trading price of the WorldCom common stock over the 20-day trading period. If the average trading price for WorldCom common shares is less than $72.00 per share, the Exchange Ratio will be fixed at 0.2778 shares of WorldCom common stock for each share of SkyTel common stock. Also, in the Merger, each share of SkyTel $2.25 Cumulative Convertible Exchangeable Preferred Stock (the "SkyTel Preferred Stock") issued and outstanding immediately prior to the Effective Time will be converted into one share of WorldCom preferred stock having the same terms as the SkyTel Preferred Stock (the "WorldCom Preferred Stock"). The WorldCom Preferred Stock will be convertible into WorldCom common stock on a basis that gives effect to the Exchange Ratio in the Merger.

     Consummation of the Merger is subject to a number of conditions, including
(i) receipt of the approval of the holders of a majority of the outstanding shares of SkyTel common stock, (ii) termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and (iii) receipt of the Federal Communications Commission approval.

     The Merger Agreement provides for the payment by SkyTel to WorldCom of a termination fee of $25 million (the "Termination Fee") if the Merger Agreement is terminated in certain circumstances. These circumstances generally involve the receipt by SkyTel of a takeover proposal, termination of the Merger Agreement and SkyTel agreeing to or consummating a takeover proposal within 12 months following the termination of the Merger Agreement.

     As an inducement and condition to WorldCom's entering into the Merger Agreement, SkyTel, as issuer, and WorldCom, as grantee, entered into a Stock Option Agreement (the "SkyTel Stock Option Agreement"), whereby SkyTel granted to World Com an option to purchase (the "Option"), at a price per share equal to $21.23, subject to adjustment (the "WorldCom Stock Option Exercise Price"), up to 7,500,000 shares of SkyTel common stock, subject to a maximum profit of $43.75 million, less the amount of the Termination Fee paid by SkyTel to WorldCom. The same circumstances which give rise to the payment of the Termination Fee also give rise to WorldCom's right to exercise the Option. The SkyTel Stock Option Agreement provides WorldCom with the right to require SkyTel to register the common stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended, and to list such stock on the NASDAQ national market.

     In connection with the Merger Agreement, on May 28, 1999, the Board of Directors of SkyTel approved Amendment No. 1 (the "Amendment to Rights Agreement"), dated as of May 28, 1999, to the Rights Agreement, dated as of July 26, 1989 (the "Rights Agreement"), between SkyTel and NCNB Texas National Bank (the "Rights Agent"). The Amendment to Rights Agreement made the provisions of the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement.

     The Merger Agreement, the SkyTel Option Agreement and the Amendment to the Rights Agreement have been filed as exhibits to this Report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents, as well as the SkyTel Rights Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     2.1 Agreement and Plan of Merger, dated as of May 28, 1999, by and among MCI WorldCom, Inc., Empire Merger Inc. and SkyTel Communications, Inc. (the "Merger Agreement"). The copy of the Merger Agreement filed herewith does not include the schedules thereto. SkyTel Communications, Inc. hereby agrees to furnish supplementally a copy of such omitted schedules to the Commission upon request.

     4.1 Amendment No. 1, dated as of May 28, 1999, to the Rights Agreement, dated as of July 26, 1989, between SkyTel Communications, Inc. and The Chase Manhattan Bank.

     10.1 Stock Option Agreement, dated as of May 28, 1999, by and between SkyTel Communications, Inc. and MCI WorldCom, Inc.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SKYTEL COMMUNICATIONS, INC.



                              By: /s/ John T. Stupka
                                  --------------------------
                                  Name:  John T. Stupka
                                  Title: President and Chief Executive Officer


Date:  June 3, 1999

                                 Exhibit Index


     2.1 Agreement and Plan of Merger, dated as of May 28, 1999, by and among MCI WorldCom, Inc., Empire Merger Inc. and SkyTel Communications, Inc. (the "Merger Agreement"). The copy of the Merger Agreement filed herewith does not include the schedules thereto. SkyTel Communications, Inc. hereby agrees to furnish supplementally a copy of such omitted schedules to the Commission upon request.

     4.1 Amendment No. 1, dated as of May 28, 1999, to the Rights Agreement, dated as of July 26, 1989, between SkyTel Communications, Inc. and The Chase Manhattan Bank

     10.1 Stock Option Agreement, dated as of May 28, 1999, by and between SkyTel Communications, Inc. and MCI WorldCom, Inc.